[COVER]

                         Annual Report October 31, 1997

                              O P P E N H E I M E R

                                      Quest
                                   Opportunity
                                   Value Fund

                               [Graphic of Rocket]

                             [OppenheimerFunds Logo]
                             THE RIGHT WAY TO INVEST

 Report highlights
-------------------------------------------------------------------------------

Contents

 3    President's Letter
 4    Fund Performance
 6    An Interview
      with the Fund's
      Managers
10    Statement of
      Investments
14    Statement of
      Assets & Liabilities
16    Statement of
      Operations
17    Statements of
      Changes in
      Net Assets
18    Financial Highlights
21    Notes to Financial
      Statements
26    Report of
      Independent
      Accountants
27    Federal Income
      Tax Information
28    Shareholder Meeting
29    Officers & Trustees
32    Information &
      Services


[bullet] 1st Quartile Performance: The Fund's Class A shares continue to rank in the top quartile of flexible portfolio funds for the one-, three- and five-year periods ended September 30, 1997, according to Lipper Analytical Services.(1)

[bullet] We manage the portfolio         Avg Annual Total Returns
one stock at a time--our                For the 1-year period ended
investment decisions are not            10/31/97 (without sales charges)(2)
dictated by movements of the
stock market or sectors within          Class A
the markets.                             22.66%

                                        Class B
                                         22.05%

                                        Class C
                                         22.05%

                                        Class Y
                                        (Since inception on 12/16/96)
                                         19.51%



Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 35 of 201 (1-year), 5 of 125 (3-year) and 3 of 59 (5-year) among flexible portfolio funds for the period ended 9/30/97.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


2     Oppenheimer Quest Opportunity Value Fund

 Dear shareholder,
-------------------------------------------------------------------------------

[Photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Quest Opportunity
Value Fund


As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ Bridget A. Macaskill


Bridget A. Macaskill
November 21, 1997


3     Oppenheimer Quest Opportunity Value Fund

 Performance update
-------------------------------------------------------------------------------

Oppenheimer Quest Opportunity Value Fund had an excellent year. Once again, Lipper Analytical Services ranked the Fund's Class A shares in the 1st quartile among flexible portfolio funds for the one-year period, as well as the three- and five-year periods ended September 30, 1997.(2)


Growth of $10,000
Over five years
(without sales charges)(3)

[Mountain chart comparing
the fund's performance with
the S&P 500, with the
following plot points]

Oppenheimer Quest
Opportunity Value Fund
Class A shares            S&P 500 Index

10000                     10000
10548                     10503
10822                     10982
11128                     11015
11488                     11300
11412                     11562
11331                     11123
11748                     11170
12042                     11716
11974                     11714
13446                     12855
15390                     14082
16279                     15201
17001                     16117
18196                     16982
18544                     17744
19362                     18292
20881                     19817
20881                     20348
23441                     23901
25023                     25692


 Avg Annual Total Returns
For the Period Ended 9/30/97(1)

Class A
                     Since
   1 year   5 year   Inception
   21.81%   18.72%   18.42%

Class B
                     Since
   1 year   5 year   Inception
   23.64%   N/A      20.26%

Class C
                     Since
   1 year   5 year   Inception
   27.60%   N/A      20.50%

Class Y
                     Since
   1 year   5 year   Inception
   N/A      N/A      22.59%

Cumulative Total Return
For the Period Ended 9/30/97(1)

Class A
 5 year
 135.84%        $23,681(3)




1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


4     Oppenheimer Quest Opportunity Value Fund

 Portfolio review
-------------------------------------------------------------------------------

Oppenheimer Quest Opportunity Value Fund is for investors looking for growth of capital from a flexible portfolio.


[PIE CHART]

Sector Weightings(4)

Financial                 34.1%
Technology                21.4
Basic Materials           15.5
Consumer Cyclicals        15.1
Industrial                10.1
Consumer Non-Cyclicals     3.1
Energy                     0.7


What We Look For
[bullet] Well-managed, solid businesses.
[bullet] Management motivated to work for shareholders.
[bullet] Securities believed to be undervalued.
[bullet] High return on capital vs. high growth.


Top 10 Stock Holdings(4)

----------------------------------------------------------
Wells Fargo & Co.    7.1%    McDonald's Corp.        5.1%
----------------------------------------------------------
Citicorp             5.9     ACE Ltd.                4.3
----------------------------------------------------------
Freddie Mac          5.7     Mattel, Inc.            4.0
----------------------------------------------------------
DuPont (E.I.)        5.5     National                4.0
DeNemours & Co.              Semiconductor Corp.
----------------------------------------------------------
Caterpillar, Inc.    5.1     Boeing Co.              3.9
----------------------------------------------------------

2. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 35 of 201 (1-year), 5 of 125 (3-year) and 3 of 59 (5-year) among flexible portfolio funds for the periods ended 9/30/97.

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The S&P 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors. Past performance does not guarantee future results.

4. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.


5     Oppenheimer Quest Opportunity Value Fund

 An interview with your Fund's managers
-------------------------------------------------------------------------------

-------------------
"The Fund's two
major influences
were the stellar
performance of
the U.S. economy
and the abundance
of momentum-
based investing
in the stock
market."

How has the Fund performed during the 12-month period ended October 31, 1997?

Oppenheimer Quest Opportunity Value Fund's Class A shares provided an average annual total return of 22.66% for the one-year period ended October 31, 1997.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before sales charges are considered.

What market influences affected the Fund the most over the past year?

The first major influence was the strong performance of the U.S. economy. Indicators early in the year suggested that the economy might be growing too quickly, which prompted the Federal Reserve Board to raise short-term interest rates in a pre-emptive strike against inflation. However, the economy has expanded fairly steadily and inflation has not been a problem. That has allowed bond prices to rally and has supported higher corporate earnings in the stock market.

      The second major influence has been the overwhelming presence of momentum-based investing in the stock market. As its name implies, momentum investing is when investors latch onto specific securities whose prices are rising, and bid their prices up to very high levels without much regard for the company's true underlying value.

      The Fund has benefited from both trends. Because we favor high-quality companies with strong fundamentals, some of our stock positions have been the subject of momentum investing. As other investors have driven their prices higher, we have taken profits.


1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


6     Oppenheimer Quest Opportunity Value Fund

[Photo]                              If economic conditions are excellent, why
Portfolio Management                 has the stock market been so volatile?
Team (l to r)                        When viewed from a day-to-day or
Richard Glasebrook, II               week-to-week perspective, the past year
(Fund Manager)                       was indeed volatile. The stock market
Pierre Daviron                       declined sharply between January 1 and
                                     mid-April, producing the largest correction
in several years. The market experienced another sell-off toward the end of October. The first decline was mainly the result of investors' misplaced fears that an overheated economy might rekindle inflationary pressures, which can erode the value of financial assets over time. The more recent sell-off was the result of problems in Asian stock markets, especially Hong Kong. But when viewed from a long-term perspective, day-to-day volatility seems to disappear and what emerges is a less volatile upward trend.

        It is important to understand, however, that Oppenheimer Quest Opportunity Value Fund pays very little attention to the movements of entire markets or even sectors within those markets. Instead, we manage the portfolio one stock at a time. That means we focus on finding companies able to produce superior returns on invested capital over time. Within those parameters, we try to find those companies with a competitive advantage that will enable them not only to have high returns today, but in the future as well.


7     Oppenheimer Quest Opportunity Value Fund

 An interview with your Fund's managers
-------------------------------------------------------------------------------

-------------------
"We look for
investments
with strong
prospects for
the long term. . ."

Where did you find attractive companies for new investment during the year?

While we have found a few new investments, in large measure we have been increasing our positions in existing holdings. For example, over the past several months we've put more money into such holdings as Citicorp, Champion International and National Semiconductor.

        Citicorp's stock was impacted when economic difficulties surfaced in one of its key markets, Asia. As for Champion International, which is a cyclical paper company, investors worried at one point about the economy. When Champion's price dropped despite excellent fundamentals, we bought more at what we regarded as bargain prices. National Semiconductor bought a company that competes with Intel, and many investors thought that might not be a wise thing to do, so its stock went down and we bought more. We think all of these stocks will rise as they realize their fair values when these situations work themselves out.

Has your "bottom-up" approach led you to invest in companies in any particular industry or market sector? About a third of our holdings happen to be in the banking and insurance industries. That's because many of the characteristics we like have been displayed by companies in the financial sector. These companies are generally businesses that produce high returns and have free cash flow. What's more, they tend to create shareholder value through stock buy-backs.


8     Oppenheimer Quest Opportunity Value Fund

-------------------
". . . because we
approach these
businesses as
owners, not as
traders."

Have you had any disappointments during the year?

Yes. In hindsight, we would not have had as much cash in the Fund. We kept our cash levels at about 15% of the portfolio because we were concerned about the possibility of a market correction, and we wanted to keep cash available to acquire good companies at attractive values. Other disappointments were mainly in companies that have excellent businesses, but their stock prices have had a hard time. For example, we own stock of McDonald's Corp., which is highly visible but has been neglected by investors because of problems in its domestic business. Yet, its overseas business is growing, so its stock price represented an excellent value for an excellent company, in our opinion. The same is true for Wells Fargo, which has a strong banking franchise but mishandled its merger with First Interstate.

What do you look for when making new investments?

First, we seek to invest in companies that we believe have solid fundamentals to support their businesses in good economic times and bad. Second, we pay careful attention to the price we pay for those companies. We look for situations in which great companies are selling for less than their fair values.

Perhaps most important, we look for investments with strong prospects for the long term. That's because we approach these businesses as owners, not as traders. In our view, being an owner of high-quality businesses represents The Right Way to Invest.


9     Oppenheimer Quest Opportunity Value Fund

 Statement of Investments  October 31, 1997
-------------------------------------------------------------------------

                                                             Market Value
                                              Shares          See Note 1
-------------------------------------------------------------------------
Common Stocks--81.9%
-------------------------------------------------------------------------
Basic Materials--12.7%
-------------------------------------------------------------------------
Chemicals--9.5%
Dow Chemical Co.                                 700,000    $ 63,525,000
-------------------------------------------------------------------------
Du Pont (E.I.) De Nemours & Co.                3,150,000     179,156,250
-------------------------------------------------------------------------
Hercules, Inc.                                 1,000,000      45,875,000
-------------------------------------------------------------------------
Monsanto Co.                                   1,910,000      81,652,500
-------------------------------------------------------------------------
Solutia, Inc.                                    400,000       8,850,000
                                                             ------------
                                                             379,058,750
-------------------------------------------------------------------------
Metals--0.2%
Freeport-McMoRan Copper & Gold, Inc., Cl. B      345,000       8,236,875
-------------------------------------------------------------------------
Paper--3.0%
Champion International Corp.                   2,150,000     118,653,125
-------------------------------------------------------------------------
Consumer Cyclicals--12.3%
-------------------------------------------------------------------------
Leisure & Entertainment--9.8%
Mattel, Inc.                                   3,400,000     132,175,000
-------------------------------------------------------------------------
McDonald's Corp.                               3,700,000     165,806,250
-------------------------------------------------------------------------
Time Warner, Inc.                              1,650,000      95,184,375
                                                            ------------
                                                             393,165,625
-------------------------------------------------------------------------
Media--0.1%
Reed International plc, Sponsored ADR             41,800       1,656,325
-------------------------------------------------------------------------
Retail: Specialty--2.4%
Nike, Inc., Cl. B                              2,100,000      98,700,000
-------------------------------------------------------------------------
Consumer Non-Cyclicals--2.5%
-------------------------------------------------------------------------
Food--1.7%
H.J. Heinz Co.                                 1,500,000      69,656,250
-------------------------------------------------------------------------
Healthcare/Supplies & Services--0.8%
Becton, Dickinson & Co.                          700,000      32,243,750
-------------------------------------------------------------------------
Energy--0.6%
-------------------------------------------------------------------------
Oil-Integrated--0.6%
Triton Energy Ltd.(1)                            556,000      21,753,500


               10      Oppenheimer Quest Opportunity Value Fund

----------------------------------------------------------------------

                                                         Market Value
                                            Shares       See Note 1
----------------------------------------------------------------------
Financial--27.9%
----------------------------------------------------------------------
Banks--13.5%
BankBoston Corp.                            1,400,000    $113,487,500
----------------------------------------------------------------------
Citicorp                                    1,550,000     193,846,875
----------------------------------------------------------------------
Wells Fargo & Co.                             800,000     233,100,000
                                                         ------------
                                                          540,434,375
----------------------------------------------------------------------
Diversified Financial--8.5%
Countrywide Credit Industries, Inc.         1,525,000      52,326,562
----------------------------------------------------------------------
Fannie Mae                                  1,300,000      62,968,750
----------------------------------------------------------------------
Freddie Mac                                 4,950,000     187,481,250
----------------------------------------------------------------------
First Empire State Corp.                       90,000      36,810,000
                                                         ------------
                                                          339,586,562
----------------------------------------------------------------------
Insurance--5.9%
ACE Ltd.                                    1,500,000     139,406,250
----------------------------------------------------------------------
AFLAC, Inc.                                   400,000      20,350,000
----------------------------------------------------------------------
EXEL Ltd.                                     771,400      46,621,487
----------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A      825,000      29,803,125
                                                         ------------
                                                          236,180,862
----------------------------------------------------------------------
Industrial--8.3%
----------------------------------------------------------------------
Industrial Services--0.7%
Browning-Ferris Industries, Inc.              300,000       9,750,000
----------------------------------------------------------------------
Waste Management, Inc.                        800,000      18,700,000
                                                         ------------
                                                           28,450,000
----------------------------------------------------------------------
Manufacturing--7.6%
Caterpillar, Inc.                           3,275,000     167,843,750
----------------------------------------------------------------------
Grand Metropolitan plc, Sponsored ADR       1,200,000      44,850,000
----------------------------------------------------------------------
Tenneco, Inc.                               2,000,000      89,875,000
                                                         ------------
                                                          302,568,750
----------------------------------------------------------------------
Technology--17.6%
----------------------------------------------------------------------
Aerospace/Defense--5.8%
Boeing Co.                                  2,665,000     127,586,875
----------------------------------------------------------------------
Lockheed Martin Corp.                       1,100,000     104,568,750
                                                         ------------
                                                          232,155,625
----------------------------------------------------------------------
Computer Software/Services--1.9%
Computer Associates International, Inc.     1,000,000      74,562,500

               11     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                                   Market Value
                                                   Shares          See Note 1
--------------------------------------------------------------------------------
Electronics--6.9%
Intel Corp.                                           500,000    $   38,500,000
--------------------------------------------------------------------------------
Loral Space & Communications Ltd.(1)                  500,000        10,500,000
--------------------------------------------------------------------------------
National Semiconductor Corp.(1)                     3,650,000       131,400,000
--------------------------------------------------------------------------------
Unitrode Corp.(1)                                     400,000        10,725,000
--------------------------------------------------------------------------------
Varian Associates, Inc.                             1,450,000        84,825,000
                                                                ---------------
                                                                    275,950,000
--------------------------------------------------------------------------------
Telecommunications-Technology--3.0%
Tele-Communications TCI Ventures Group, Cl. A(1)    5,121,688       118,118,930
                                                                ---------------
Total Common Stocks (Cost $2,592,791,747)                         3,271,131,804


                                                     Face
                                                     Amount
--------------------------------------------------------------------------------
U.S. Government Obligations--5.2%
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
6.25%, 8/15/23                                   $100,000,000       100,281,300
6.375%, 8/15/27                                   100,000,000       103,093,800
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
7.50%, 11/15/01                                     1,000,000         1,062,188
7.50%, 5/15/02                                      1,000,000         1,069,063
7.875%, 4/15/98                                       550,000           555,844
7.875%, 8/15/01                                       550,000           589,360
                                                                 --------------
Total U.S. Government Obligations
 (Cost $204,570,962)                                                206,651,555
--------------------------------------------------------------------------------
Short-Term Notes--14.6%(2)
--------------------------------------------------------------------------------
Beneficial Corp., 5.50%, 12/4/97                   27,266,000        27,128,534
--------------------------------------------------------------------------------
Deere (John) Capital Corp.:
5.47%, 11/6/97                                     48,316,000        48,279,157
5.48%, 11/24/97                                    24,023,000        23,938,893
-------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%, 11/3/97             36,705,000        36,693,785
--------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.57%, 11/20/97          105,440,000       105,134,780
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 12/1/97    70,159,000        69,836,517
--------------------------------------------------------------------------------
Household Finance Corp.:
5.48%, 11/20/97                                    50,000,000        49,855,389
5.49%, 11/13/97                                    20,000,000        19,963,400
--------------------------------------------------------------------------------
IBM Credit Corp.:
5.50%, 11/10/97                                    12,500,000        12,482,812
5.50%, 11/3/97                                     84,999,000        84,973,125
--------------------------------------------------------------------------------
International Business Machines Corp.,
 5.48%, 11/10/97                                   17,790,000        17,765,628



               12     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                 Face             Market Value
                                                 Amount           See Note 1
--------------------------------------------------------------------------------
Short-Term Notes (continued)
Merrill Lynch & Co., Inc.:
5.50%, 12/8/97                                   $ 40,932,000     $  40,700,313
5.58%, 12/15/97                                    50,000,000        49,663,889
                                                                  --------------
Total Short-Term Notes (Cost $586,416,222)                          586,416,222
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $3,383,778,931)       101.7%    4,064,199,581
--------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                   ( 1.7)      (69,333,317)
                                                 ------------    --------------
Net Assets                                              100.0%   $3,994,866,264
                                                 ============    ==============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 1997. There were no affiliate securities held as of October 31, 1997. Transactions during the period in which the issuer was an affiliate are as follows:


                Shares              Gross         Gross        Shares
                October 31, 1996    Additions     Reductions   October 31, 1997
--------------------------------------------------------------------------------
Unitrode Corp.  635,000             249,200       484,200               400,000

See accompanying Notes to Financial Statements.


               13     Oppenheimer Quest Opportunity Value Fund

 Statement of Assets and Liabilities  October 31, 1997


--------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,383,778,931)--see
 accompanying statement                                           $4,064,199,581
--------------------------------------------------------------------------------
Cash                                                                     293,570
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                    25,997,867
Investments sold                                                      16,981,725
Interest and dividends                                                 6,435,239
--------------------------------------------------------------------------------
Other                                                                     17,522
                                                                  --------------
Total assets                                                       4,113,925,504

--------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                105,537,381
Shares of beneficial interest redeemed                                11,680,605
Distribution and service plan fees                                       864,734
Transfer agent and accounting services fees                              311,020
Trustees' fees                                                               719
Other                                                                    664,781
                                                                  --------------
Total liabilities                                                    119,059,240

--------------------------------------------------------------------------------
Net Assets                                                        $3,994,866,264
                                                                  ==============

--------------------------------------------------------------------------------
Composition of Net Assets
Par value of shares of beneficial interest                        $    1,131,401
--------------------------------------------------------------------------------
Additional paid-in capital                                         3,181,733,352
--------------------------------------------------------------------------------
Undistributed net investment income                                   12,086,617
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions             119,494,244
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                   680,420,650
                                                                  --------------
Net assets                                                        $3,994,866,264
                                                                  ==============

               14     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based
on net assets of $1,839,481,752 and 51,644,314 shares
of beneficial interest outstanding)                                      $35.62
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                 $37.79

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $1,706,258,296 and
48,677,678 shares of beneficial interest outstanding)                    $35.05

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $433,784,754 and
12,389,239 shares of beneficial interest outstanding)                    $35.01

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price
per share (based on net assets of $15,341,462 and
428,832 shares of beneficial interest outstanding)                       $35.77

See accompanying Notes to Financial Statements.


               15     Oppenheimer Quest Opportunity Value Fund

 Statement of Operations  For the Year Ended October 31, 1997


--------------------------------------------------------------------------------
Investment Income
Dividends                                                           $ 33,161,302
--------------------------------------------------------------------------------
Interest                                                              32,136,296
                                                                    ------------
Total income                                                          65,297,598

--------------------------------------------------------------------------------
Expenses
Management fees--Note 4                                               25,895,389
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                6,980,790
Class B                                                               12,356,019
Class C                                                                3,154,956
--------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                    3,066,059
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  316,959
Class B                                                                  299,868
Class C                                                                   77,465
Class Y                                                                    2,478
--------------------------------------------------------------------------------
Shareholder reports                                                      680,533
--------------------------------------------------------------------------------
Custodian fees and expenses                                              101,440
--------------------------------------------------------------------------------
Legal and auditing fees                                                   40,495
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               26,495
--------------------------------------------------------------------------------
Other                                                                    192,085
                                                                    ------------
Total expenses                                                        53,191,031

--------------------------------------------------------------------------------
Net Investment Income                                                 12,106,567

--------------------------------------------------------------------------------
Realized and Unrealized Gain
Net realized gain on investments                                     119,527,334
--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
 on investments                                                      409,132,436
                                                                    ------------
Net realized and unrealized gain                                     528,659,770

--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                $540,766,337
                                                                    ============

See accompanying Notes to Financial Statements.


               16     Oppenheimer Quest Opportunity Value Fund

 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               Year Ended October 31,
                                                               1997             1996
---------------------------------------------------------------------------------------------
Operations
Net investment income                                          $  12,106,567   $    4,578,345
---------------------------------------------------------------------------------------------
Net realized gain                                                119,527,334       50,530,759
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            409,132,436      171,894,684
                                                               -------------   --------------
Net increase in net assets resulting from operations             540,766,337      227,003,788

----------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                           (3,619,233)      (2,200,923)
Class B                                                             (804,150)        (693,117)
Class C                                                             (155,755)        (168,699)
---------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                          (24,749,053)      (4,714,005)
Class B                                                          (20,565,101)      (2,813,903)
Class C                                                           (5,201,848)        (632,754)

----------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                          709,459,770      414,067,613
Class B                                                          786,575,074      420,725,129
Class C                                                          201,535,805      111,981,077
Class Y                                                           14,559,098               --

----------------------------------------------------------------------------------------------
Net Assets
Total increase                                                 2,197,800,944    1,162,554,206
---------------------------------------------------------------------------------------------
Beginning of period                                            1,797,065,320      634,511,114
                                                              --------------   --------------
End of period (including undistributed net investment
income of $12,086,617 and $4,559,188, respectively)           $3,994,866,264   $1,797,065,320
                                                              ==============   ==============

See accompanying Notes to Financial Statements.


               17     Oppenheimer Quest Opportunity Value Fund

 Financial Highlights


                                             Class A
                                             ----------------------------------------------------------------------------------
                                             Year Ended October 31,
                                             1997            1996(3)        1995              1994              1993
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning
of period                                    $29.89           $24.59         $19.69            $18.71            $16.73
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .16              .10            .23(4)            .18(4)            .35(4)
Net realized and unrealized gain (loss)        6.46             5.62           5.40              1.35              2.02
                                             ------           ------         ------            ------            ------
Total income (loss) from investment
operations                                     6.62             5.72           5.63              1.53              2.37
-------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income         (  .11)          (  .13)        (  .12)           (  .33)           (  .07)
Distributions from net realized gain         (  .78)          (  .29)        (  .61)           (  .22)           (  .32)
                                             ------           ------         ------            ------            ------
Total dividends and distributions to
shareholders                                 (  .89)          (  .42)        (  .73)           (  .55)           (  .39)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $35.62           $29.89         $24.59            $19.69            $18.71
===============================================================================================================================
Total Return, at Net Asset Value(5)           22.66%           23.56%         29.88%             8.41%            14.34%
===============================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                           $1,839,482         $897,493       $367,240         $ 163,340         $ 127,225
-------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                           $1,399,186         $609,303       $251,626         $ 136,623         $  87,864
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          0.67%            0.64%          1.02%             0.96%             2.69%
Expenses                                       1.54%            1.62%          1.69%             1.78%             1.83%
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                     30.0%            25.4%          21.0%             42.0%             24.0%
Average brokerage
commission rate(8)                          $0.0575          $0.0554             --                --                --

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. For the period from September 1, 1993 (inception of offering) to October 31, 1993.
3. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
4. Based on average shares outstanding for the period.
5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6. Annualized.


               18     Oppenheimer Quest Opportunity Value Fund

Class B                                                                          Class C
--------------------------------------------------------------------------------------------------------
Year Ended October 31,                                                           Year Ended October 31,
1997            1996(3)         1995            1994             1993(2)         1997           1996(3)
--------------------------------------------------------------------------------------------------------
    $29.49        $24.33          $19.59         $18.70          $18.73            $29.45         $24.31
    ------        ------          ------         ------          ------            ------         ------
       .06           .05             .11(4)         .08(4)          .02(4)            .06            .06
      6.31          5.47            5.36           1.34            (.05)             6.30           5.44
    ------        ------          ------         ------          ------            ------         ------
      6.37          5.52            5.47           1.42            (.03)             6.36           5.50
--------------------------------------------------------------------------------------------------------
      (.03)         (.07)           (.12)          (.31)             --              (.02)          (.07)
      (.78)         (.29)           (.61)          (.22)             --              (.78)          (.29)
    ------        ------          ------         ------          ------            ------         ------
      (.81)         (.36)           (.73)          (.53)             --              (.80)          (.36)
--------------------------------------------------------------------------------------------------------
    $35.05        $29.49          $24.33         $19.59          $18.70            $35.01         $29.45
========================================================================================================
     22.05%        22.92%          29.19%          7.84%         ( 0.16)%           22.05%         22.89%
========================================================================================================
$1,706,258      $718,506        $217,663        $43,317          $2,115          $433,785       $181,066
--------------------------------------------------------------------------------------------------------
$1,238,673      $426,358        $116,523        $16,216          $1,175          $316,280       $105,445
--------------------------------------------------------------------------------------------------------
      0.17%         0.12%           0.48%          0.43%           1.32%(6)          0.17%          0.12%
      2.03%         2.14%           2.21%          2.34%           2.52%(6)          2.04%          2.14%
--------------------------------------------------------------------------------------------------------
      30.0%         25.4%           21.0%          42.0%           24.0%             30.0%          25.4%
   $0.0575       $0.0554               --            --              --           $0.0575        $0.0554


7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $2,201,488,391 and $706,869,013, respectively.
8. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.


               19     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------

                                                     Class C                                      Class Y
                                                     ----------------------------------------------------------
                                                                                                  Period Ended
                                                     Year Ended October 31,                       October 31,
                                                     1995            1994            1993(2)      1997(1)
---------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                  $19.58         $18.70          $18.73              $29.93
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .08(4)         .08(4)          .02(4)              .17
Net realized and unrealized gain (loss)                 5.38           1.33            (.05)               5.67
                                                      ------         ------          ------              ------
Total income (loss) from investment operations          5.46           1.41            (.03)               5.84
---------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.12)          (.31)             --                  --
Distributions from net realized gain                    (.61)          (.22)             --                  --
                                                      ------         ------          ------              ------
Total dividends and distributions to shareholders       (.73)          (.53)             --                  --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $24.31         $19.58          $18.70              $35.77
                                                      ======         ======          ======              ======

================================================================================================================
Total Return, at Net Asset Value(5)                    29.16%          7.78%          (0.16)%             19.51%

================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)             $49,608         $7,289            $313             $15,341
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $24,168         $2,709            $172              $6,108
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   0.37%          0.43%          1.13%(6)             1.30%(6)
Expenses                                                2.31%          2.35%          2.52%(6)             0.91%(6)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              21.0%          42.0%          24.0%                30.0%
Average brokerage commission rate(8)                      --             --             --              $0.0575



               20     Oppenheimer Quest Opportunity Value Fund

 Notes to Financial Statements


================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a diversified portfolio of common stocks, bonds and cash equivalents. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


               21     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
1. Significant Accounting Policies (continued)
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


               22     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                           Year Ended October 31, 1997(1)  Year Ended October 31, 1996
                           -----------------------------------------------------------
                           Shares         Amount           Shares         Amount
                           -----------------------------------------------------------
--------------------------------------------------------------------------------------
Class A:
Sold                       29,187,396     $963,814,139     18,898,662     $520,099,622
Dividends and
distributions reinvested      895,931       27,272,152        261,183        6,621,016
Redeemed                   (8,466,400)    (281,626,521)    (4,066,611)    (112,653,025)
                           ----------     ------------     ----------     ------------
Net increase               21,616,927     $709,459,770     15,093,234     $414,067,613
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class B:
Sold                       27,082,534     $879,940,989     16,806,769     $458,977,376
Dividends and
distributions reinvested      673,907       20,277,098        132,115        3,318,700
Redeemed                   (3,442,467)    (113,643,013)    (1,520,680)     (41,570,947)
                           ----------     ------------     ----------     ------------
Net increase               24,313,974     $786,575,074     15,418,204     $420,725,129
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class C:
Sold                        7,353,599     $238,923,162      4,681,623     $127,733,287
Dividends and
distributions reinvested      171,000        5,140,248         30,694          770,104
Redeemed                   (1,283,150)     (42,527,605)      (605,328)     (16,522,314)
                           ----------     ------------     ----------     ------------
Net increase                6,241,449     $201,535,805      4,106,989     $111,981,077
                           ==========     ============     ==========     ============
--------------------------------------------------------------------------------------
Class Y:
Sold                          478,353      $16,256,910             --     $         --
Redeemed                      (49,521)      (1,697,812)            --               --
                           ----------     ------------     ----------     ------------
Net increase                  428,832      $14,559,098             --     $         --
                           ==========     ============     ==========     ============

1. For the year ended October 31, 1997 for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments
At October 31, 1997, net unrealized appreciation on investments of $680,420,650 was composed of gross appreciation of $720,773,612, and gross depreciation of $40,352,962.


               23     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, and 0.85% of average annual net assets over $800 million. Effective October 22, 1997, the investment advisory agreement was amended to include additional breakpoints for average annual net assets in excess of $800 million. The new investment advisory agreement provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million of average annual net assets, 0.85%
of the next $3.2 billion of average annual net assets, 0.80% of the next $4 billion of average annual net assets, and 0.75% of average annual net assets over $8 billion. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

              The Manager pays OpCap Advisors (the Sub-Advisor) monthly an annual fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $8,439,635 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.
              For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $16,207,958, of which $4,243,241 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/ dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $31,965,481 and $2,163,971, respectively, of which $1,091,203 and $33,822, respectively, was paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $1,929,164 and $93,884, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
              OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $2,690,122.
              The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year.


               24     Oppenheimer Quest Opportunity Value Fund

--------------------------------------------------------------------------------
Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $803,131 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.
              The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $188,985 and $126,039, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $10,822,764 and $1,863,764, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $43,396,718 for Class B and $3,606,009 for Class C.
--------------------------------------------------------------------------------
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
              The Fund had no borrowings outstanding during the year ended October 31, 1997.


               25     Oppenheimer Quest Opportunity Value Fund

 Report of Independent Accountants
--------------------------------------------------------------------------------
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP


Denver, Colorado
November 21, 1997


               26     Oppenheimer Quest Opportunity Value Fund

 Federal Income Tax Information (Unaudited)

--------------------------------------------------------------------------------

In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
              Distributions of $0.8917, $0.8084 and $0.8012 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 11, 1996, of which $0.4914 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gain).
              Dividends paid by the Fund during the fiscal year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 52.59% to arrive at the net amount eligible for the corporate dividend-received deduction.
              The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


               27     Oppenheimer Quest Opportunity Value Fund

 Shareholder Meeting (Unaudited)

On May 23, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the Investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the Subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5), the Fund's Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 6), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 7) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:



                                                        Withheld/         Broker
Proposal           For                Against           Abstain           Non-Votes      Total
----------------   ----------------   ---------------   ---------------   ------------   ---------------
Proposal No. 1     42,753,091.558       518,144.361     1,546,312.936     33,321,533     44,817,548.855
Proposal No. 2     39,769,340.621     2,784,314.100     2,268,642.125     33,321,533     44,822,296.846
Proposal No. 3     40,801,075.926     1,708,479.246     2,308,708.534     33,321,533     44,818,263.706
Proposal No. 4     40,338,391.519     1,890,034.216     2,589,833.971     33,321,533     44,818,259.706
Proposal No. 5     19,827,223.196     1,160,119.328     1,233,111.568     33,321,533     22,220,454.092
Proposal No. 6     15,520,063.087       762,311.115     1,166,005.929     33,321,533     17,448,380.131
Proposal No. 7      4,568,475.858       303,466.590       264,739.806     33,321,533      5,136,682.254


               28     Oppenheimer Quest Opportunity Value Fund

 Oppenheimer Quest Opportunity Value Fund
--------------------------------------------------------------------------------
A Series of Oppenheimer Quest for Value Funds

--------------------------------------------------------------------------------

Officers and Trustees    Bridget A. Macaskill, Chairman of the Board of Trustees
                         and President
                         Paul Y. Clinton, Trustee
                         Thomas W. Courtney, Trustee
                         Lacy B. Herrmann, Trustee
                         George Loft, Trustee
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor       OppenheimerFunds, Inc.

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Sub-Advisor              OpCap Advisors

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Distributor              OppenheimerFunds Distributor, Inc.

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Transfer and Shareholder OppenheimerFunds Services
Servicing Agent
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Custodian of             State Street Bank and Trust Company
Portfolio Securities
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Independent Accountants  Price Waterhouse LLP

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Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein


                         This is a copy of a report to shareholders of Oppenheimer Quest Opportunity Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Opportunity Value Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


29     Oppenheimer Quest Opportunity Value Fund

 OppenheimerFunds Family


--------------------------------------------------------------------------------------------
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund                Gold & Special Minerals Fund

--------------------------------------------------------------------------------------------
Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund        Capital Appreciation Fund(1)   Disciplined Value Fund
Enterprise Fund                Quest Capital Value Fund       Quest Value Fund
International Growth Fund      Growth Fund                    MidCap Fund
Discovery Fund                 Global Fund                    International Small
Quest Small Cap Value Fund     Quest Global Value Fund         Company Fund

--------------------------------------------------------------------------------------------
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &           Quest Growth & Income          Disciplined Allocation Fund
 Growth Fund                    Value Fund                    Multiple Strategies Fund(2)
Quest Opportunity Value Fund   Global Growth & Income Fund    Bond Fund for Growth
Total Return Fund              Equity Income Fund

--------------------------------------------------------------------------------------------
Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund        Champion Income Fund           U.S. Government Trust
High Yield Fund                Strategic Income Fund          Limited-Term Government Fund
                               Bond Fund

--------------------------------------------------------------------------------------------
Municipal Funds
--------------------------------------------------------------------------------------------
California Municipal Fund(3)   Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)      Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3)   Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)     Intermediate Municipal Fund     Municipal Fund

--------------------------------------------------------------------------------------------
Money Market Funds(4)
--------------------------------------------------------------------------------------------
Money Market Fund              Cash Reserves

--------------------------------------------------------------------------------------------
LifeSpan
--------------------------------------------------------------------------------------------
Growth Fund                    Balanced Fund                  Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund."
2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1997
OppenheimerFunds, Inc. All rights reserved.


               30     Oppenheimer Quest Opportunity Value Fund

 Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information

 www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048


Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

 1-800-533-3310



Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

 1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

 1-800-835-3104


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.






                                               [OppenheimerFunds Logo]
                                                     Distributor, Inc.

RA0236.001.1097 December 30, 1997